Exhibit 1.01

Conflict Minerals Report of CommScope Holding Company, Inc.

For the Calendar Year Ended December 31, 2016

Pursuant to Rule 13P-1 Under The Securities Exchange Act of 1934

CommScope Holding Company, Inc. presents this Conflict Minerals Report for the reporting period of January 1, 2016 to

December 31, 2016 pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 and associated guidance issued by the Securities and Exchange Commission. Unless otherwise specified or unless the context otherwise requires, references to “CommScope,” “we,” “us” or “our” refer to CommScope Holding Company, Inc. and its consolidated subsidiaries.

Overview of our Conflict Minerals Program

CommScope is a leading global provider of infrastructure solutions for communication networks. In 2014, our leaders defined a sustainability philosophy on corporate responsibility that embraces our core company values. As part of our values to respect people and our planet, we expect our suppliers to conduct their worldwide operations in a socially and environmentally responsible manner and source raw materials only from reputable organizations pursuant to our Conflict Minerals Policy, which follows the Organisation for Economic Cooperation and Development (“OECD”) due diligence framework. The Policy is available on our website at http://www.commscope.com/About-Us/Corporate-Responsibility-and-Sustainability/Philosophy/Document-Library/.

CommScope Products

Conflict minerals in the form of tin, tantalum, tungsten and gold (collectively, “3TG”) were necessary to the functionality or production of the following categories of products we manufactured or contracted to have manufactured during 2016.

•	Connectivity Solutions – Data center products, intelligent building products, fiber optic connectivity products and optical network products

•	Mobility Solutions – Distributed coverage and capacity products, outdoor macro cell site products, small cell and backhaul products

Reasonable Country of Origin Inquiry

We conducted a reasonable country of origin inquiry (“RCOI”) to determine whether any of the necessary conflict minerals in our 2016 products originated in the Democratic Republic of the Congo and the adjoining countries (the “Covered Countries”), or were from recycled or scrap sources. The term “conflict minerals” comes from section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Conflict Minerals Rule, 17 CFR Parts 240 and 249b and is defined as columbite-tantalite, also known as coltan (from which tantalum is derived); cassiterite (tin); gold; wolframite (tungsten); or their derivatives; or any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an adjoining country. To make the RCOI determination, we engaged our suppliers to identify the smelters and refiners (“facilities”) of necessary conflict minerals that may have been contained in our products and that are recognized by the Conflict Free Sourcing Initiative (“CFSI”) to be processors of conflict minerals (“Potential 3TG Facilities”), and reviewed available information on the sourcing of conflict minerals by Potential 3TG Facilities.

Our RCOI included:

•	Identification of direct suppliers from our Enterprise Resource Planning software to be considered for inclusion in a Conflict Mineral survey. These suppliers provided materials, parts, components and salable products to us in 2016.

•	Surveys of 3,220 direct suppliers by our conflict minerals team using the CFSI Conflict Minerals Reporting Template (the “Template”), from which we identified 1501 direct suppliers of materials, parts, components or products containing necessary conflict minerals (“3TG Direct Suppliers”). We require, as part of the survey and our accompanying communications, that suppliers provide a conflict free statement or use the Template. The Template is used to provide CommScope information from suppliers’ supply chains regarding Potential 3TG Facilities and the origin of necessary conflict minerals processed at these facilities;

•	If needed, follow-up is conducted with 3TG Direct Suppliers to clarify, update or complete information reported to us through the Template or their conflict free statement. Response red flags requiring follow-up included completeness, consistency, supplier’s completeness of smelter data, listing of unknown smelters, listing non-certified smelters, listing embargo countries and suppliers indicating 3TGs were not used in their products when assessed High Risk as containing 3TGs.

We have set clear expectations of suppliers that we expect suppliers to be conflict free from the Covered Countries. However, continuing to source from certified smelters or refiners from that area is acceptable. Suppliers indicating sourcing from the Covered Countries require follow up if the supplier did not state they are sourcing from certified CFSI smelters or refiners.

RCOI Conflict Minerals Status

We have determined, with respect to our products containing necessary conflict minerals, that we know or have reason to believe that some of the necessary conflict minerals originated or may have originated in the Covered Countries. Further, we know or have reason to believe that some of these necessary conflict minerals may not be conflict minerals from recycled or scrap sources.

Conflict Minerals Due Diligence Measures

Our conflict minerals due diligence process is based on the OECD’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold (Second Edition (2013) (the “OECD Guidance”), a recognized due diligence framework.

The design of our due diligence measures is specific to our downstream position in the minerals supply chain and the OECD recommendations for downstream actors that have no direct relationships to smelters or refiners, and the use of independent facility assessment programs to provide information about smelters or refiners.

The design of our due diligence process includes the following steps:

(1)	Establishment of strong internal company management systems, including the following:

•	Conflict Minerals Policy.

•	Cross-functional Conflict Minerals Corporate Management Team that includes Global Procurement, Compliance, Legal and Corporate Responsibility, with executive management support.

•	Conflict minerals process document as part of our ISO 9001:2008 Quality Management System “Due Diligence Process for Reporting of Conflict Minerals.”

•	Supplier agreement language that includes conflict-free sourcing and explanation of supplier requirements.

•	Utilizing the SAP Product Stewardship Network for data storage, analysis and reporting.

•	Employees and external parties have access to an ethics reporting system, The CommAlert Line (866-277-2410), or may report via the website https://commalert.alertline.com or email CommScope’s Corporate Ethics Officer at ethics@commscope.com.

(2)	Identification and assessment of risks in the supply chain — Based on the knowledge of supplier parts, each supplier was assessed by our conflict minerals team for likelihood of the supplier’s parts containing 3TGs and classified as High Risk, Medium Risk or Low Risk. In addition, supplier responses are risk assessed as High Risk, Medium Risk or Low Risk based on the accuracy and completeness of their response and program. The conflict minerals team compared the Potential 3TG facilities to the facilities that are listed by CFSI as either compliant, in process with the Conflict Free Smelter Program (“CFSP”), or unknown.

(3)	Design and implementation of a strategy to respond to identified risks — As a downstream supplier, we do not assess the due diligence practices of Potential 3TG Facilities. Unresponsive suppliers are identified and forwarded to the Global Procurement team for further review. We encourage 3TG Direct Suppliers to urge the Potential 3TG Facilities in their supply chain to join the Conflict Free Smelter Program. Each unresponsive supplier is indicated in a report provided to the Conflict Minerals Corporate Management Team for supplier review to determine if alternative sourcing will be pursued. Unresponsive and high risk suppliers are identified by the following:

•	No response after two or more attempts.

•	Smelter data is not provided but use 3TGs.

•	Poor smelter data (incorrect or smelter not found).

•	Indicate they are not in scope of the law.

•	Provide conflict-free letters with no data behind their response.

•	Distributors that provide no smelter data and will not provide the Original Equipment Manufacturer (OEM) contact on the products supplied.

•	Suppliers sourcing 3TGs from the Covered Countries but no further explanation of the smelters or refiners in use.

(4)	Support of industry organizations to carry out independent third-party audits of facilities’ due diligence practices — We support the industry initiative that conducts audits of facilities’ due diligence activities and we encourage our suppliers that use smelters or refiners to participate in the CFSP. As a downstream supplier, we do not have a direct relationship with conflict minerals smelters and do not perform or direct audits of these entities within our supply chain. In connection with our due diligence, we utilized information made available by the CFSI concerning independent third-party audits of smelters.

(5)	Annual reporting through this Conflict Minerals Report.

Results

This is our second reporting year and we are progressing toward our objective of responsible minerals sourcing. Of the Potential 3TG Facilities identified, there are 3TG Facilities reported by suppliers that have not yet participated in the Conflict Free Smelter Program. As discussed above in the RCOI Conflict Minerals Status section, we have determined with respect to our products containing necessary conflict minerals that we know or have reason to believe that some of the necessary conflict minerals originated or may have originated in the Covered Countries. Further, we know or have reason to believe that some of these necessary conflict minerals may not be conflict minerals from recycled or scrap sources.

Statement on Supplier Status

Supplier knowledge of the Conflict Minerals law and, in turn, their responses have improved from our first inquiry in 2014. Further understanding of the law and our requirements will help improve data received from the RCOI process. However, many suppliers have not yet performed a full inquiry with their suppliers at this time.

Future Goals to Mitigate Risk

We are committed to continuously improving our RCOI and due diligence process and intend to take the following steps in 2017:

(1)	Further educate our suppliers on our conflict minerals requirements for them.

(2)	Clearly communicate our conflict-free sourcing expectations, as defined in our policy.

(3)	Leverage our supplier relationships to encourage better traceability measures by our in-scope suppliers.

(4)	Continue to refine our due diligence process in accordance with the OECD Guidance.

(5)	Review and follow-up with suppliers on reported unknown or incorrect smelters.

Tables 1 – 4: Facility Lists by Mineral, Country and Status

The Tables are a result of the review of the data from several sources including information reported to us by our 3TG direct suppliers on the Template, from the SAP Product Stewardship Network and from the CFSI website (http://www.conflictfreesourcing.org/). In many cases, facility information was provided to us for the entire supply chain of our 3TG Direct Suppliers, and did not identify those facilities believed to contribute necessary conflict minerals to any particular CommScope product. There are 86 tin Facilities listed, 48 tantalum Facilities listed, 39 tungsten Facilities listed, and 106 gold Facilities listed. This compliance status is based solely on information made publicly available by the CFSI, without independent verification by us. Unverified and/or unknown facilities are not listed as we have engaged our suppliers to verify smelter validity.

Facility Name is listed as they appear on the CFSI Smelter or Refiner Information Exchange or the name as given by the supplier. A company appears more than once if it was reported to us for more than one facility (i.e., smelter, refiner, recycler or scrap processor) that is processing different types of minerals or metals.

Facility Identification is the CSFI Smelter or Refiner identification number as shown on the CFSI website, from the Template, or the supplier identification for the smelter or refiner.

Facility Country refers to the processing facility’s location and does not indicate necessarily where the facility sources from.

Status refers to the compliance status of the smelter or refiner.

CFSP Compliant refers to facilities that are listed by CFSI (as of May 16, 2017) as (a) compliant with Conflict Free Smelter

Program protocols or (b) certified or accredited by a similar independent facility assessment program such as the Responsible

Jewellery Council’s (RJC) Chain-of-Custody Certification Program, or the London Bullion Market Association’s (LBMA)

Responsible Gold Programme.

CFSP Active refers to facilities that have committed to undergo a CFSP audit or is participating in one of the cross-recognized certification programs.

CFSP Participating refers to facilities that have committed to complete a CFSP validation audit within two (2) years.

Not yet participating refers to known facilities with sourcing practices that could not yet be determined.

Table 1 Tin Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	CHINA	CFSP Compliant

Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CID000244	CHINA	CFSP Compliant

Tin	CNMC (Guangxi) PGMA Co., Ltd.	CID000278	CHINA	Not yet participating

Tin	Alpha	CID000292	UNITED STATES	CFSP Compliant

Tin	Cooperativa Metalurgica de Rondônia Ltda.	CID000295	BRAZIL	CFSP Compliant

Tin	CV Gita Pesona	CID000306	INDONESIA	CFSP Compliant

Tin	PT Justindo	CID000307	INDONESIA	No longer CFSP Compliant

Tin	PT Aries Kencana Sejahtera	CID000309	INDONESIA	CFSP Compliant

Tin	CV Serumpun Sebalai	CID000313	INDONESIA	CFSP Compliant

Tin	CV United Smelting	CID000315	INDONESIA	CFSP Compliant

Tin	Dowa	CID000402	JAPAN	CFSP Compliant

Tin	EM Vinto	CID000438	BOLIVIA	CFSP Compliant

Tin	Estanho de Rondônia S.A.	CID000448	BRAZIL	Not yet participating

Tin	Fenix Metals	CID000468	POLAND	CFSP Compliant

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	CHINA	CFSP Compliant

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	CHINA	Not yet participating

Tin	Huichang Jinshunda Tin Co., Ltd.	CID000760	CHINA	CFSP Active

Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	CHINA	CFSP Compliant

Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	CHINA	CFSP Active

Tin	China Tin Group Co., Ltd.	CID001070	CHINA	CFSP Compliant

Tin	Malaysia Smelting Corporation (MSC)	CID001105	MALAYSIA	CFSP Compliant

Tin	Metallic Resources, Inc.	CID001142	UNITED STATES	CFSP Compliant

Tin	Mineração Taboca S.A.	CID001173	BRAZIL	CFSP Compliant

Tin	Mitsubishi Materials Corporation	CID001191	JAPAN	CFSP Compliant

Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CID001231	CHINA	CFSP Active

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	THAILAND	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	Operaciones Metalurgical S.A.	CID001337	BOLIVIA	CFSP Compliant

Tin	PT Artha Cipta Langgeng	CID001399	INDONESIA	CFSP Compliant

Tin	PT Babel Inti Perkasa	CID001402	INDONESIA	CFSP Compliant

Tin	PT Bangka Tin Industry	CID001419	INDONESIA	CFSP Compliant

Tin	PT Belitung Industri Sejahtera	CID001421	INDONESIA	CFSP Compliant

Tin	PT BilliTin Makmur Lestari	CID001424	INDONESIA	No longer CFSP Compliant

Tin	PT Bukit Timah	CID001428	INDONESIA	CFSP Compliant

Tin	PT DS Jaya Abadi	CID001434	INDONESIA	CFSP Compliant

Tin	PT Eunindo Usaha Mandiri	CID001438	INDONESIA	CFSP Compliant

Tin	PT Karimun Mining	CID001448	INDONESIA	CFSP Compliant

Tin	PT Mitra Stania Prima	CID001453	INDONESIA	CFSP Compliant

Tin	PT Panca Mega Persada	CID001457	INDONESIA	CFSP Compliant

Tin	PT Prima Timah Utama	CID001458	INDONESIA	CFSP Compliant

Tin	PT Refined Bangka Tin	CID001460	INDONESIA	CFSP Compliant

Tin	PT Sariwiguna Binasentosa	CID001463	INDONESIA	CFSP Compliant

Tin	PT Seirama Tin Investment	CID001466	INDONESIA	Not yet participating

Tin	PT Stanindo Inti Perkasa	CID001468	INDONESIA	CFSP Compliant

Tin	PT Sumber Jaya Indah	CID001471	INDONESIA	CFSP Compliant

Tin	PT Timah (Persero) Tbk Kundur	CID001477	INDONESIA	CFSP Compliant

Tin	PT Timah (Persero) Tbk Mentok	CID001482	INDONESIA	CFSP Compliant

Tin	PT Tinindo Inter Nusa	CID001490	INDONESIA	CFSP Compliant

Tin	PT Tommy Utama	CID001493	INDONESIA	CFSP Compliant

Tin	Rui Da Hung	CID001539	TAIWAN	CFSP Compliant

Tin	Soft Metais Ltda.	CID001758	BRAZIL	CFSP Compliant

Tin	Thaisarco	CID001898	THAILAND	CFSP Compliant

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	CHINA	CFSP Active

Tin	VQB Mineral and Trading Group JSC	CID002015	VIET NAM	CFSP Compliant

Tin	White Solder Metalurgia e Mineração Ltda.	CID002036	BRAZIL	CFSP Compliant

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	CHINA	Not yet participating

Tin	Yunnan Tin Company Limited	CID002180	CHINA	CFSP Compliant

Tin	CV Venus Inti Perkasa	CID002455	INDONESIA	CFSP Compliant

Tin	Magnu’s Minerais Metais e Ligas Ltda.	CID002468	BRAZIL	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	PT Tirus Putra Mandiri	CID002478	INDONESIA	Not yet participating

Tin	PT Wahana Perkit Jaya	CID002479	INDONESIA	No longer CFSP Compliant

Tin	Melt Metais e Ligas S.A.	CID002500	BRAZIL	CFSP Compliant

Tin	PT ATD Makmur Mandiri Jaya	CID002503	INDONESIA	CFSP Compliant

Tin	O.M. Manufacturing Philippines, Inc.	CID002517	PHILIPPINES	CFSP Compliant

Tin	PT Inti Stania Prima	CID002530	INDONESIA	CFSP Compliant

Tin	CV Ayi Jaya	CID002570	INDONESIA	CFSP Compliant

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CID002572	VIET NAM	CFSP Active

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	VIET NAM	Not yet participating

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	VIET NAM	Not yet participating

Tin	CV Dua Sekawan	CID002592	INDONESIA	CFSP Compliant

Tin	CV Tiga Sekawan	CID002593	INDONESIA	CFSP Compliant

Tin	PT Cipta Persada Mulia	CID002696	INDONESIA	No longer CFSP Compliant

Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	VIET NAM	Not yet participating

Tin	Resind Indústria e Comércio Ltda.	CID002706	BRAZIL	CFSP Compliant

Tin	PT O.M. Indonesia	CID002757	INDONESIA	CFSP Compliant

Tin	Metallo-Chimique N.V.	CID002773	BELGIUM	CFSP Compliant

Tin	Metallo Spain S.L.U.	CID002774	SPAIN	CFSP Compliant

Tin	PT Bangka Prima Tin	CID002776	INDONESIA	CFSP Compliant

Tin	PT Sukses Inti Makmur	CID002816	INDONESIA	CFSP Compliant

Tin	An Thai Minerals Co. Limited	CID002825	VIET NAM	Not yet participating

Tin	PT Kijang Jaya Mandiri	CID002829	INDONESIA	CFSP Compliant

Tin	PT Menara Cipta Mulia	CID002835	INDONESIA	CFSP Compliant

Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	CHINA	CFSP Compliant

Tin	Gejiu Fengming Metallurgy Chemical Plant	CID002848	CHINA	CFSP Compliant

Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CID002849	CHINA	CFSP Compliant

Tin	Modeltech Sdn Bhd	CID002858	MALAYSIA	CFSP Active

Tin	Gejiu Jinye Mineral Company	CID002859	CHINA	CFSP Compliant

Table 2 Tantalum Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	CHINA	CFSP Compliant

Tantalum	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	CHINA	Not yet participating

Tantalum	Duoluoshan	CID000410	CHINA	CFSP Compliant

Tantalum	Exotech Inc.	CID000456	UNITED STATES	CFSP Compliant

Tantalum	F&X Electro-Materials Ltd.	CID000460	CHINA	CFSP Compliant

Tantalum	Global Tungsten & Powders Corp.	CID000568	CHINA	Not yet participating

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	CHINA	CFSP Compliant

Tantalum	Hi-Temp Specialty Metals, Inc.	CID000731	UNITED STATES	CFSP Compliant

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	CHINA	CFSP Compliant

Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited.	CID000917	CHINA	CFSP Compliant

Tantalum	King-Tan Tantalum Industry Ltd.	CID000973	CHINA	CFSP Compliant

Tantalum	LSM Brasil S.A.	CID001076	BRAZIL	CFSP Compliant

Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	INDIA	CFSP Compliant

Tantalum	Mineração Taboca S.A.	CID001175	BRAZIL	CFSP Compliant

Tantalum	Molycorp Silmet A.S.	CID001200	ESTONIA	CFSP Compliant

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	CHINA	CFSP Compliant

Tantalum	QuantumClean	CID001508	UNITED STATES	CFSP Compliant

Tantalum	RFH Tantalum Smeltry Co., Ltd.	CID001522	CHINA	CFSP Compliant

Tantalum	Solikamsk Magnesium Works OAO	CID001769	RUSSIAN FEDERATION	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tantalum	Taki Chemical Co., Ltd.	CID001869	JAPAN	CFSP Compliant

Tantalum	Telex Metals	CID001891	UNITED STATES	CFSP Compliant

Tantalum	Ulba Metallurgical Plant JSC	CID001969	KAZAKHSTAN	CFSP Compliant

Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CID002232	CHINA	CFSP Compliant

Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CID002307	CHINA	CFSP Compliant

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CID002492	CHINA	CFSP Compliant

Tantalum	D Block Metals, LLC	CID002504	UNITED STATES	CFSP Compliant

Tantalum	FIR Metals & Resource Ltd.	CID002505	CHINA	CFSP Compliant

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	CHINA	CFSP Compliant

Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CID002508	CHINA	CFSP Compliant

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	CHINA	CFSP Compliant

Tantalum	KEMET Blue Metals	CID002539	MEXICO	CFSP Compliant

Tantalum	Plansee SE Liezen	CID002540	AUSTRIA	No longer CFSP Compliant

Tantalum	H.C. Starck Co., Ltd.	CID002544	THAILAND	CFSP Compliant

Tantalum	H.C. Starck Tantalum and Niobium GmbH	CID002545	GERMANY	CFSP Compliant

Tantalum	H.C. Starck GmbH Laufenburg	CID002546	GERMANY	No longer CFSP Compliant

Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	GERMANY	CFSP Compliant

Tantalum	H.C. Starck Inc.	CID002548	UNITED STATES	CFSP Compliant

Tantalum	H.C. Starck Ltd.	CID002549	JAPAN	CFSP Compliant

Tantalum	H.C. Starck Smelting GmbH & Co.KG	CID002550	GERMANY	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tantalum	Plansee SE Reutte	CID002556	AUSTRIA	No longer CFSP Compliant

Tantalum	Global Advanced Metals Boyertown	CID002557	UNITED STATES	CFSP Compliant

Tantalum	Global Advanced Metals Aizu	CID002558	JAPAN	CFSP Compliant

Tantalum	KEMET Blue Powder	CID002568	UNITED STATES	CFSP Compliant

Tantalum	Tranzact, Inc.	CID002571	UNITED STATES	CFSP Compliant

Tantalum	E.S.R. Electronics	CID002590	UNITED STATES	Not yet participating

Tantalum	Resind Indústria e Comércio Ltda.	CID002707	BRAZIL	CFSP Compliant

Tantalum	Jiangxi Tuohong New Raw Material	CID002842	CHINA	CFSP Compliant

Tantalum	Power Resources Ltd.	CID002847	MACEDONIA	CFSP Compliant

Table 3 Tungsten Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	JAPAN	CFSP Compliant

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	CHINA	CFSP Compliant

Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CID000345	CHINA	Not yet participating

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CID000499	CHINA	CFSP Compliant

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CID000769	CHINA	CFSP Compliant

Tungsten	Kennametal Fallon	CID000966	UNITED STATES	CFSP Compliant

Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CID001889	VIET NAM	CFSP Compliant

Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CID002011	VIET NAM	CFSP Compliant

Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	CHINA	CFSP Compliant

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CID002095	CHINA	CFSP Compliant

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CID002313	CHINA	Not yet participating

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	CHINA	CFSP Compliant

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	CHINA	CFSP Active

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	CHINA	CFSP Active

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CID002318	CHINA	Not yet participating

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	CHINA	CFSP Compliant

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	CHINA	CFSP Compliant

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	CHINA	CFSP Compliant

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	CHINA	CFSP Compliant

Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	VIET NAM	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CID002513	CHINA	CFSP Compliant

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CID002518	CHINA	Not yet participating

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CID002535	CHINA	CFSP Compliant

Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CID002536	CHINA	No longer CFSP Compliant

Tungsten	H.C. Starck Tungsten GmbH	CID002541	GERMANY	CFSP Compliant

Tungsten	H.C. Starck Smelting GmbH & Co.KG	CID002542	GERMANY	CFSP Compliant

Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CID002543	VIET NAM	CFSP Compliant

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	CHINA	CFSP Compliant

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CID002579	CHINA	CFSP Compliant

Tungsten	Niagara Refining LLC	CID002589	UNITED STATES	CFSP Compliant

Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CID002647	CHINA	Not yet participating

Tungsten	Hydrometallurg, JSC	CID002649	RUSSION FEDERATION	CFSP Compliant

Tungsten	Unecha Refractory metals plant	CID002724	RUSSION FEDERATION	CFSP Compliant

Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CID002815	CHINA	CFSP Compliant

Tungsten	Philippine Chuangxin Industrial Co., Inc.	CID002827	PHILIPPINES	CFSP Compliant

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CID002830	CHINA	CFSP Compliant

Tungsten	ACL Metais Eireli	CID002833	BRAZIL	Not yet participating

Tungsten	Woltech Korea Co., Ltd.	CID002843	KOREA, REPUBLIC OF	CFSP Compliant

Tungsten	Moliren Ltd	CID002845	RUSSIAN FEDERATION	CFSP Compliant

Table 4 Gold Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Advanced Chemical Company	CID000015	UNITED STATES	CFSP Active

Gold	Aida Chemical Industries Co., Ltd.	CID000019	JAPAN	CFSP Compliant

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	CID000035	GERMANY	CFSP Compliant

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	UZBEKISTAN	CFSP Active

Gold	AngloGold Ashanti Córrego do Sítio Mineração	CID000058	BRAZIL	CFSP Compliant

Gold	Argor-Heraeus SA	CID000077	SWITZERLAND	CFSP Compliant

Gold	Asahi Pretec Corporation	CID000082	JAPAN	CFSP Compliant

Gold	Asaka Riken Co., Ltd.	CID000090	JAPAN	CFSP Compliant

Gold	Aurubis AG	CID000113	GERMANY	CFSP Compliant

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	PHILIPPINES	CFSP Compliant

Gold	Boliden AB	CID000157	SWEDEN	CFSP Compliant

Gold	C. Hafner GmbH + Co. KG	CID000176	GERMANY	CFSP Compliant

Gold	CCR Refinery – Glencore Canada Corporation	CID000185	CANADA	CFSP Compliant

Gold	Cendres + Métaux SA	CID000189	SWITZERLAND	Not yet participating

Gold	Chimet S.p.A.	CID000233	ITALY	CFSP Compliant

Gold	Daejin Indus Co., Ltd.	CID000328	KOREA, REPUBLIC OF	Not yet participating

Gold	(DSC) Do Sung Corporation	CID000359	KOREA, REPUBLIC OF	CFSP Active

Gold	Doduco	CID000362	GERMANY	CFSP Compliant

Gold	Dowa	CID000401	JAPAN	CFSP Compliant

Gold	Eco-System Recycling Co., Ltd.	CID000425	JAPAN	CFSP Compliant

Gold	OJSC Novosibirsk Refinery	CID000493	RUSSIAN FEDERATION	CFSP Compliant

Gold	Heimerle + Meule GmbH	CID000694	GERMANY	CFSP Compliant

Gold	Heraeus Ltd. Hong Kong	CID000707	CHINA	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Heraeus Precious Metals GmbH & Co. KG	CID000711	GERMANY	CFSP Compliant

Gold	Hunan Chenzhou Mining Co., Ltd.	CID000766	CHINA	Not yet participating

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CID000801	CHINA	CFSP Compliant

Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	JAPAN	CFSP Compliant

Gold	Istanbul Gold Refinery	CID000814	TURKEY	CFSP Compliant

Gold	Japan Mint	CID000823	JAPAN	CFSP Compliant

Gold	Jiangxi Copper Company Limited	CID000855	CHINA	CFSP Compliant

Gold	Johnson Matthey Inc	CID000920	UNITED STATES	CFSP Compliant

Gold	Asahi Refining Canada Limited	CID000924	CANADA	CFSP Compliant

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	RUSSIAN FEDERATION	CFSP Compliant

Gold	JSC Uralelectromed	CID000929	RUSSIAN FEDERATION	CFSP Compliant

Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	JAPAN	CFSP Compliant

Gold	Kazzinc	CID000957	KAZAKHSTAN	CFSP Compliant

Gold	Kennecott Utah Copper LLC	CID000969	UNITED STATES	CFSP Compliant

Gold	Kojima Chemicals Co., Ltd.	CID000981	JAPAN	CFSP Compliant

Gold	Kyrgyzaltyn JSC	CID001029	KYRGYZSTAN	Not yet participating

Gold	LS-NIKKO Copper Inc.	CID001078	KOREA, REPUBLIC OF	CFSP Compliant

Gold	Materion	CID001113	UNITED STATES	CFSP Compliant

Gold	Matsuda Sangyo Co., Ltd.	CID001119	JAPAN	CFSP Compliant

Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	CHINA	CFSP Compliant

Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	CHINA	CFSP Compliant

Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	SINGAPORE	CFSP Compliant

Gold	Metalor Technologies SA	CID001153	SWITZERLAND	CFSP Compliant

Gold	Metalor USA Refining Corporation	CID001157	UNITED STATES	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status

Gold	Metalúrgica Met-Mex Peñoles, S.A. De C.V.	CID001161	MEXICO	CFSP Compliant

Gold	Mitsubishi Materials Corporation	CID001188	JAPAN	CFSP Compliant

Gold	Mitsui Mining & Smelting	CID001192	JAPAN	No yet participating

Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	JAPAN	CFSP Compliant

Gold	Moscow Special Alloys Processing Plant	CID001204	RUSSIAN FEDERATION	CFSP Compliant

Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	CID001220	TURKEY	CFSP Compliant

Gold	Navoi Mining and Metallurgical Combinat	CID001236	UZBEKISTAN	CFSP Active

Gold	Nihon Material Co., Ltd.	CID001259	JAPAN	CFSP Compliant

Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	JAPAN	CFSP Compliant

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	CID001326	RUSSIAN FEDERATION	CFSP Compliant

Gold	PAMP S.A.	CID001352	SWITZERLAND	CFSP Compliant

Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	CHINA	Not yet participating

Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	RUSSIAN FEDERATION	CFSP Compliant

Gold	PT Aneka Tambang (Persero) Tbk	CID001397	INDONESIA	CFSP Compliant

Gold	PX Précinox SA	CID001498	SWITZERLAND	CFSP Compliant

Gold	Rand Refinery (Pty) Ltd.	CID001512	SOUTH AFRICA	CFSP Compliant

Gold	Royal Canadian Mint	CID001534	CANADA	CFSP Compliant

Gold	Samduck Precious Metals	CID001555	KOREA, REPUBLIC OF	CFSP Compliant

Gold	Schone Edelmetaal B.V.	CID001573	NETHERLANDS	CFSP Compliant

Gold	SEMPSA Joyería Platería SA	CID001585	SPAIN	Not yet participating

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	CHINA	CFSP Compliant

Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	CHINA	CFSP Compliant

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	RUSSIAN FEDERATION	CFSP Compliant

Gold	Solar Applied Materials Technology Corp.	CID001761	TAIWAN	CFSP Compliant

Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	JAPAN	CFSP Compliant

Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	JAPAN	CFSP Compliant

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CID001916	CHINA	CFSP Compliant

Gold	Tokuriki Honten Co., Ltd.	CID001938	JAPAN	CFSP Compliant

Gold	Torecom	CID001955	KOREA, REPUBLIC OF	CFSP Active

Gold	Umicore Brasil Ltda.	CID001977	BRAZIL	CFSP Compliant

Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	BELGIUM	CFSP Compliant

Gold	United Precious Metal Refining, Inc.	CID001993	UNITED STATES	CFSP Compliant

Gold	Valcambi S.A.	CID002003	SWITZERLAND	CFSP Compliant

Gold	Western Australian Mint trading as The Perth Mint	CID002030	AUSTRALIA	CFSP Compliant

Gold	Yamamoto Precious Metal Co., Ltd.	CID002100	JAPAN	CFSP Compliant

Gold	Yokohama Metal Co., Ltd.	CID002129	JAPAN	CFSP Compliant

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	CHINA	CFSP Compliant

Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CID002243	CHINA	CFSP Compliant

Gold	Umicore Precious Metals Thailand	CID002314	THAILAND	CFSP Compliant

Gold	Geib Refining Corporation	CID002459	UNITED STATES	CFSP Compliant

Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	INDIA	CFSP Compliant

Gold	Republic Metals Corporation	CID002510	UNITED STATES	CFSP Compliant

Gold	KGHM Polska Miedź Spółka Akcyjna	CID002511	POLAND	CFSP Active

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Singway Technology Co., Ltd.	CID002516	TAIWAN	CFSP Compliant

Gold	Al Etihad Gold LLC	CID002560	UNITED ARAB EMIRATES	CFSP Compliant

Gold	Emirates Gold DMCC	CID002561	UNITED ARAB EMIRATES	CFSP Compliant

Gold	T.C.A S.p.A	CID002580	ITALY	CFSP Compliant

Gold	Korea Zinc Co. Ltd.	CID002605	KOREA, REPUBLIC OF	CFSP Active

Gold	TOO Tau-Ken-Altyn	CID002615	KAZAKHSTAN	CFSP Active

Gold	SAAMP	CID002761	FRANCE	Not yet participating

Gold	Abington Reldan Metals, LLC	CID002708	UNITED STATES	Not yet participating

Gold	SAXONIA Edelmetalle GmbH	CID002777	GERMANY	CFSP Compliant

Gold	WIELAND Edelmetalle GmbH	CID002778	GERMANY	CFSP Compliant

Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	AUSTRIA	CFSP Compliant

Gold	AU Traders and Refiners	CID002850	SOUTH AFRICA	CFSP Compliant

Gold	AURA-II	CID002851	UNITED STATES	Not yet participating

Gold	Modeltech Sdn Bhd	CID002857	MALAYSIA	CFSP Active

Gold	Bangalore Refinery	CID002863	INDIA	CFSP Active

Gold	PT Lautan Harmonis Sejahtera	CID002870	INDONESIA	Not yet participating